CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Epic Financial Corporation (the "Company") on Form 10-QSB dated June 23, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Iannuzzi, Chairman of the Board, Chief Financial Officer, and acting Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934.



                                        /s/ Frank Iannuzzi
                                        --------------------------
                                        Frank Iannuzzi
                                        Chairman of the Board,
                                        Chief Financial Officer,
                                        and Acting Principal
                                        Accounting Officer
                                        Epic Financial Corporation
                                        June 23, 2003